Exhibit 24



                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Adam G. Ciongoli, Patrick C. Regan, Michael P. Chitty and Shaun K. Bryant and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him or her in his or her name, place and stead, in any and all capacity, in connection with this Registration Statement, including to sign and file in the name and on behalf of the undersigned as director or officer of the Registrant any and all amendments or supplements (including any and all stickers and post-effective amendments) to this Registration Statement, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorney-in-fact and agents, and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


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                 Signature                                         Title                                   Date
                 ---------                                         -----                                   ----

/s/ Joseph J. Plumeri                         Chairman and Chief Executive Officer                   August 26, 2008
------------------------------------
Joseph J. Plumeri

/s/ Patrick C. Regan                          Chief Operating Officer and Chief Financial            August 26, 2008
------------------------------------          Officer
Patrick C. Regan

/s/ William W. Bradley                        Director                                               August 26, 2008
---------------------------
William W. Bradley

/s/ Joseph A. Califano                        Director                                               August 26, 2008
------------------------------------
Joseph A. Califano

/s/ Anna C. Catalano                          Director                                               August 26, 2008
------------------------------------
Anna C. Catalano

/s/ Eric G. Friberg                           Director                                               August 26, 2008
------------------------------------
Eric G. Friberg

/s/ Sir Roy Gardner                           Director                                               August 26, 2008
------------------------------------
Sir Roy Gardner

/s/ Sir Jeremy Hanley                         Director                                               August 26, 2008
------------------------------------
Sir Jeremy Hanley

/s/ Robyn S. Kravit                           Director                                               August 26, 2008
------------------------------------
Robyn S. Kravit

/s/ Jeffrey B. Lane                           Director                                               August 26, 2008
------------------------------------
Jeffrey B. Lane

/s/ Wendy E. Lane                             Director                                               August 26, 2008
------------------------------------
Wendy E. Lane

/s/ James F. McCann                           Director                                               August 26, 2008
------------------------------------
James F. McCann

/s/ Douglas Roberts                           Director                                               August 26, 2008
---------------------------------
Douglas B. Roberts

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